PREPAYMENTS TO SUPPLIERS, NET	12 Months Ended
Dec. 31, 2011
PREPAYMENTS TO SUPPLIERS, NET
(4)	PREPAYMENTS TO SUPPLIERS, NET

In order to secure a stable supply of silicon materials and other raw materials, the Group makes prepayments to certain suppliers. Prepayments which the Group expects to take delivery of the inventory after the next twelve months are classified as non-current assets in the Group’s consolidated balance sheets. Prepayments to suppliers are reclassified to inventories when the Group applies the prepayment to related purchases of silicon and other solar materials. Such non-cash reclassifications from prepayment to inventories, which were included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows, amounted to US$579,233, US$337,930 and US$328,827 for the years ended December 31, 2009, 2010 and 2011, respectively.

The Group monitors suppliers to ensure the timely delivery of goods in accordance with agreed schedules. Management assesses the recoverability of prepayments by analyzing specific supplier accounts that have known or potential settlement or recoverability issues.

The following table presents the movement of the provision for doubtful recoveries of prepayments. The additions and reversals of provision for doubtful recoveries of prepayments are included general and administrative expenses in the Company’s consolidated statements of operations.

	December 31, 2009	December 31, 2010	December 31, 2011
Beginning balance	20,582	38,456	40,794
Additions	17,874	4,749	70,459
Reversals of provision for doubtful recoveries	0	(2,411)	(4,234)

Ending balance	38,456	40,794	107,019